Exhibit 99.1

4Q 2015

SmartFinancial, Inc. Reports Fourth Quarter Results

KNOXVILLE, TN - February 1, 2016 - SmartFinancial, Inc. ("SmartFinancial"; NASDAQ: SMBK), announced today earnings of $1.2 million or $0.20 per share for its fourth quarter. This quarter is the first with a full three months’ results from each subsidiary bank, as in the third quarter 2015, SmartFinancial successfully completed the merger of two holding companies, legacy SmartFinancial, Inc. and Cornerstone Bancshares, Inc., and carried forward the name "SmartFinancial, Inc.".

Billy Carroll, President & CEO stated: "We enjoyed a favorable final quarter, but look forward to completing the combination of our two banks slated for late February, at which time we'll begin realizing greater efficiencies. As we unite as SmartBank, spanning East Tennessee and Northwest Florida, 2016 will be our year to focus on fundamentals, reinforce the foundation of an innovative, forward-looking brand and execute on our disciplined growth strategy."

SmartFinancial's Chairman Miller Welborn added: "It's exciting to be on the eve of unveiling SmartBank in Chattanooga, which encompasses a region that has tremendous prospects for growth and will remain a significant market for SmartBank for years to come. The banking industry is ready for re-envisioning and this company's energetic, entrepreneurial leadership and talented team of associates poise us perfectly to deliver a new experience in banking which we anticipate will reward clients, associates and shareholders alike."

Performance Highlights

•	Annualized loan growth of 9.5% in the quarter, as net loans finished the year at $723.4 million compared to $706.6 million for the third quarter.
•	Outstanding asset quality as estimated Nonperforming Assets to Total Assets fell to 0.75% compared to 1.17% at the end of the third quarter.
•	Net income available to common shareholders accelerated to $1.2 million, or $0.19 per diluted share, in Q4 2015 compared to a loss of ($0.1) million or ($0.03) per diluted share in Q3 2015. The loss in prior quarter was primarily due to one-time merger expenses at the holding company.
•	Net operating earnings available to common shareholders, which excludes certain non-operating items, improved to $1.1 million, or $0.18 per diluted share, in Q4 2015 from $0.10 per diluted share in Q3 2015.

Billy Carroll concluded: “We’re optimistic about the synergies our banks will generate once combined. While we’ve been focused on the merger, we have a newly established mortgage unit with experienced personnel which is already driving revenue and will serve the entire franchise beginning in March. This specialty group will allow us to better serve clients, offer a wider range of products and complement a focus on servicing high-net worth clientele. We look forward to reporting on the results of this investment in coming quarters.”

About SmartFinancial, Inc.

SmartFinancial, Inc., based in Knoxville, Tennessee, is the bank holding company for SmartBank and Cornerstone Community Bank. SmartBank is a full-service commercial bank founded in 2007, with seven branches and one loan production office spanning East Tennessee and the Florida Panhandle. Recruiting the best people, delivering exceptional client service, strategic branching and a conservative and disciplined approach to lending have all given rise to SmartBank’s success. More information about SmartFinancial can be found on its website: www.smartbank.com. Cornerstone Community Bank is a full-service commercial bank founded in 1996, with five branches throughout the Chattanooga MSA and one loan production office in Dalton, Georgia. Cornerstone Community Bank specializes in providing customized financial solutions for businesses and consumers, by offering a comprehensive range of products and services designed to help companies and individuals build strong financial foundations. More information about Cornerstone Community Bank can be found on its website: www.cscbank.com.

This release contains forward-looking statements. SmartFinancial cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: changes in management’s plans for the future, prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting our operations, pricing, products and services and other factors that may be described in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time.

In addition to these risks, acquisitions and business combinations present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder—or take longer—to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to SmartFinancial following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, SmartFinancial assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Statements included in this press release include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. SmartFinancial management uses non-GAAP financial measures, including: (i) net operating earnings available to common shareholders; (ii) operating efficiency ratio; and (iii) adjusted allowance for loan losses to loans, in its analysis of the Company's performance. Net operating earnings available to common shareholders excludes the following from net income available to common shareholders: securities gains and losses, merger and conversion costs, OREO gain and losses, and the income tax effect of adjustments. The operating efficiency ratio excludes securities gains and losses, merger and conversion costs, and adjustment for OREO gains and losses from the efficiency ratio. Adjusted allowance for loan losses adds net acquisition accounting fair value discounts to the allowance for loan losses.

Management believes that non-GAAP financial measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company and provide meaningful comparisons to its peers. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider SmartFinancial performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP.

Source

SmartFinancial, Inc.

Investor Contacts

SmartFinancial, Inc.

Billy Carroll

President & CEO

865.868.0613

Frank Hughes

Executive Vice President

Investor Relations

423.385.3009

Media Contact

Kelley Fowler

First Vice President, Public Relations & Marketing

SmartBank

865.868.0611

kfowler@smartbank.net

SmartFinancial, Inc. and Subsidiaries
Condensed Consolidated Financial Information (unaudited)
(In thousands except per share data)

	As of and for the three months ending
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014
Selected Performance Ratios (Annualized)
Return on average assets	0.47%	-0.04%	0.05%	0.27%	0.28%
Net operating return on average assets (Non-GAAP)	0.44%	0.25%	0.25%	0.17%	0.56%
Return on average shareholder equity	4.75%	-0.44%	0.47%	2.44%	2.53%
Net operating return on average shareholder equity (Non-GAAP)	4.49%	2.51%	2.30%	1.51%	5.13%
Yield on earning assets, TE	4.54%	4.47%	4.27%	4.21%	4.62%
Cost of interest-bearing liabilities	0.52%	0.53%	0.49%	0.48%	0.49%
Net interest margin, TE	4.11%	4.02%	3.85%	3.77%	4.07%
Efficiency ratio	74.30%	97.44%	88.67%	71.68%	81.45%
Operating efficiency ratio (Non-GAAP)	75.57%	84.60%	76.70%	76.51%	67.55%

Per Common Share
Net income, basic	0.20	(0.03)	0.01	0.10	0.11
Net income, diluted	0.19	(0.03)	0.01	0.09	0.10
Net operating earnings, basic (Non-GAAP)	0.19	0.10	0.10	0.06	0.23
Net operating earnings, diluted (Non-GAAP)	0.18	0.10	0.09	0.05	0.21
Book value	17.25	17.16	18.92	19.12	18.84
Common shares outstanding	5,806	5,735	2,966	2,966	2,966

Composition Of Loans
Commercial, financial & agriculture	85,526	81,107	37,507	34,285	33,719
Real estate construction & Development	105,132	97,050	52,634	64,180	52,505
Real estate commercial	369,263	365,607	208,937	190,214	193,451
Real estate residential	161,427	162,090	89,876	81,253	81,414
Other loans	6,368	4,585	1,770	1,478	2,314
Total loans	727,716	710,439	390,724	371,410	363,403

Asset Quality Data and Ratios
Nonperforming loans	2,359	1,715	4,067	4,156	5,067
Foreclosed assets	5,358	9,647	3,728	4,170	4,983
Total nonperforming assets	7,717	11,362	7,795	8,326	10,050
Restructured loans not included in nonperforming loans	3,693	3,731	1,831	1,849	1,937
Net charge-offs to average loans (annualized)	0.02%	0.03%	0.13%	0.00%	0.46%
Allowance for loan losses to loans	0.60%	0.54%	0.98%	1.05%	1.07%
Adjusted allowance for loan losses to loans (Non-GAAP)	2.18%	2.26%	2.38%	2.75%	2.84%
Nonperforming loans to loans	0.32%	0.24%	1.04%	1.12%	1.39%
Nonperforming assets to total assets	0.75%	1.13%	1.43%	1.57%	1.88%

Capital Ratios
Tangible equity to tangible assets	9.17%	9.14%	10.30%	10.68%	10.43%
Tangible common equity to tangible assets	9.17%	9.14%	10.30%	10.68%	10.43%
SmartFinancial Inc.:
Tier 1 leverage	9.32%	9.31%	10.92%	10.88%	10.74%
Common equity Tier 1	10.26%	10.25%	12.97%	13.59%	13.71%
Tier 1 risk-based capital	11.78%	11.77%	12.97%	13.59%	13.71%
Total risk-based capital	12.26%	12.25%	13.86%	14.54%	14.60%

SmartFinancial, Inc. and Subsidiaries
Condensed Consolidated Financial Information (unaudited)
(In thousands)

BALANCE SHEET
	Ending Balances
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014
Assets
Cash & cash equivalents	79,965	89,936	43,810	41,244	46,739
Securities available for sale	166,413	152,150	83,747	92,295	98,876
Other investments	4,451	4,451	2,128	2,090	2,090
Total investment securities	170,864	156,601	85,875	94,385	100,967
Total loans	727,716	710,439	390,724	371,410	363,403
Allowance for loan losses	(4,355)	(3,828)	(3,834)	(3,915)	(3,880)
Loans net	723,361	706,611	386,890	367,495	359,523
Premises and equipment	25,038	25,266	16,405	16,383	15,939
Foreclosed assets	5,358	9,647	3,728	4,170	4,983
Goodwill and other intangibles	6,941	7,034	177	217	258
Other assets	12,436	11,962	6,478	5,257	5,304
Total assets	1,023,963	1,007,057	543,363	529,153	533,714

Liabilities
Non-interest demand	131,419	123,551	69,427	58,006	53,640
Interest-bearing demand	149,424	144,012	114,165	119,771	102,113
Money market and savings	236,901	231,477	131,810	120,147	120,091
Time deposits	340,739	347,951	167,344	168,636	178,963
Total deposits	858,483	846,992	482,745	466,560	454,807
Repurchase agreements	28,068	18,442	2,727	4,607	9,758
FHLB & other borrowings	34,187	39,278	-	-	12,000
Other liabilities	3,048	3,908	1,772	1,280	1,261
Total liabilities	923,786	908,621	487,245	472,447	477,826
Shareholders' Equity
Preferred stock	12	12	12	12	12
Common stock	5,806	5,732	2,966	2,966	2,966
Additional paid-in capital	82,616	81,628	42,516	42,512	42,508
Retained earnings	12,095	10,942	11,049	11,013	10,705
Accumulated other comprehensive loss	(352)	122	(425)	202	(303)
Total shareholders' equity	100,177	98,436	56,118	56,705	55,888
Total liabilities & shareholders' equity	1,023,963	1,007,057	543,363	529,153	533,714

SmartFinancial, Inc. and Subsidiaries
Condensed Consolidated Financial Information (unaudited)
(In thousands)

INCOME STATEMENT
	Three months ending
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014
Interest Income
Loans, including fees	9,875	6,660	4,677	4,519	4,725
Investment securities and interest bearing deposits	628	458	363	418	585
Other interest income	64	35	28	28	29
Total interest income	10,567	7,153	5,068	4,965	5,339
Interest Expense
Deposits	938	688	498	503	507
Repurchase agreements	17	7	3	3	3
FHLB and other borrowings	66	31	3	0	0
Total interest expense	1,021	726	504	506	510
Net interest income	9,546	6,427	4,564	4,459	4,829
Provision for loan losses	567	32	40	284	133
Net interest income after provision for loan losses	8,979	6,395	4,524	4,175	4,696
Non-interest income
Service charges on deposit accounts	397	237	149	130	147
Other non-interest income	340	317	237	230	243
Gain on securites	-	-	52	-	-
Gain on sale of loans and other assets	86	(294)	31	65	81
Gain (loss) on sale of foreclosed assets	332	(86)	(363)	383	(340)

Total non-interest income	1,155	174	106	808	131
Non-interest expense
Salaries and employee benefits	4,208	3,187	2,236	2,301	2,312
Occupancy expense	910	688	575	544	534
Data Processing	510	278	194	210	171
Professional expenses	761	908	334	352	430
Foreclosed asset expense	110	91	48	41	51
Marketing	100	142	111	111	78
Amortization of other intangibles	93	58	41	41	41
FDIC premiums	148	144	98	97	103
Other non-interest expense	1,213	997	704	585	553
Total non-interest expense	8,052	6,493	4,340	4,281	4,273
Earnings before income taxes	2,082	75	290	702	554
Income tax expense	901	152	225	363	198
Net income (loss)	1,182	(77)	66	339	356
Dividends on preferred stock	30	30	30	30	30
Net income available to common shareholders	1,152	(107)	36	309	326

NET INCOME PER COMMON SHARE
Basic	0.20	(0.03)	0.01	0.10	0.11
Diluted	0.19	(0.03)	0.01	0.09	0.10

Weighted average common shares outstanding
Basic	5,750	3,937	2,966	2,966	2,964
Diluted	6,037	4,244	3,293	3,293	3,293

SmartFinancial, Inc. and Subsidiaries
Condensed Consolidated Financial Information (unaudited)
(In thousands)

YIELD ANALYSIS
	Three Months Ended			Three Months Ended			Twelve Months Ended
	Dec. 31, 2015			Sept. 30, 2015			Dec. 31, 2015
	Avg. Balance	Tax Equivalent Interest	Yield / Rate	Avg. Balance	Tax Equivalent Interest	Yield / Rate	Avg. Balance	Tax Equivalent Interest	Yield / Rate
ASSETS
Loans	719,140	9,875	5.45%	493,730	6,660	5.35%	490,262	25,731	5.15%
Investment securities	152,142	628	1.64%	107,061	458	1.70%	109,808	1,867	1.69%
Fed funds sold and other	52,461	64	0.48%	33,539	35	0.42%	24,904	155	0.44%
Total interest earning assets	923,743	10,567	4.54%	634,330	7,153	4.47%	624,974	27,753	4.44%
Non-interest earning assets	84,228			69,094			59,602
Total assets	1,007,971			703,424			685,626

LIABLITIES & EQUITY
Interest-bearing demand	138,156	119	0.34%	114,727	45	0.15%	117,185	239	0.19%
Money market and savings	234,637	194	0.33%	169,916	176	0.41%	161,742	589	0.36%
Time deposits	344,095	625	0.72%	234,018	467	0.79%	229,537	1,799	1.26%
Total interest-bearing deposits	716,888	938	0.52%	518,661	688	0.53%	508,464	2,627	0.52%
Repurchase agreements	22,528	17	0.30%	11,095	7	0.25%	11,042	30	0.29%
FHLB and other borrowings	35,806	66	0.73%	13,806	31	0.90%	12,403	100	0.41%
Total interest bearing liabilities	775,222	1,021	0.52%	543,562	726	0.53%	531,909	2,757	0.52%

Non-interest bearing deposits	130,212			88,468			83,378

Other liabilities	3,830			2,141			234
Total liabilities	909,264			634,171			615,521
Shareholders' equity	98,707			69,253			70,105
Total liabilities and shareholders equity	1,007,971			703,424			685,626

Net interest income, taxable equivalent		9,546			6,427			24,996
Interest rate spread			4.02%			3.94%			3.92%
Tax equivalent net interest margin			4.11%			4.02%			4.00%

Percent of average interest-earnings assets to average interest-bearing liabilities			119.16%			116.70%			117.50%

Tax equivalent adjustment
Loans		0			0
Investment securities		21			1
Total		21			1

SmartFinancial, Inc. and Subsidiaries
Condensed Consolidated Financial Information (unaudited)
(In thousands)

	Three months ending
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014
Operating Earnings
Net income (loss) (GAAP)	1,182	(77)	66	339	356
Securities (gains) losses	-	-	(52)	-	-
Merger and conversion costs	230	748	104	175	254
Foreclosed assets (gains) losses	(332)	86	363	(383)	340
Income tax effect of adjustments	39	(319)	(159)	79	(227)
Net operating earnings (Non-GAAP)	1,118	438	322	210	723
Dividends on preferred stock	(30)	(30)	(30)	(30)	(30)
Net operating earnings available to common shareholders (Non-GAAP)	1,088	408	292	180	693
Net operating earnings per common share:
Basic	0.19	0.10	0.10	0.06	0.23
Diluted	0.18	0.10	0.09	0.05	0.21

Operating Efficiency Ratio
Efficiency ratio (GAAP)	74.30%	97.44%	88.67%	71.68%	81.45%
Adjustment for securities (gains) losses	0.00%	0.00%	-1.20%	0.00%	0.00%
Adjustment for merger and conversion costs	-2.85%	-11.51%	-2.41%	-4.10%	-5.94%
Adjustment for OREO (gains) losses	4.13%	-1.32%	-8.36%	8.94%	-7.97%
Operating efficiency ratio (Non-GAAP)	75.57%	84.60%	76.70%	76.51%	67.55%

Allowance for loan losses (GAAP)	4,355	3,828	3,834	3,915	3,880
Net acquisition accounting fair value discounts to loans	11,781	12,520	5,599	6,467	6,630
Adjusted allowance for loan losses (Non-GAAP)	16,136	16,348	9,433	10,382	10,510
Loans (excluding acquisition accounting fair value discounts)	739,497	722,959	396,323	377,877	370,033
Adjusted allowance for loan losses to loans (Non-GAAP)	2.18%	2.26%	2.38%	2.75%	2.84%